WELLS FARGO(logo)	Commercial Mortgage Servicing D1050-084, 8th Floor 401 South Tryon Street Charlotte, NC 28202

Management’s Assessment

Management of Wells Fargo Commercial Mortgage Servicing, a division of Wells Fargo Bank, National Association, (the “Company”) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of commercial loans (the “Platform”), except for servicing criteria 1122(d)(1)(iii), 1122(d)(3)(i)(B-D), 1122(d)(3)(ii-iv), and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform, as of and for the year ended December 31, 2016. Appendix A to this letter identifies the commercial mortgage pools and other structures involving the commercial loans constituting the Platform. Appendix B to this letter identifies the applicable servicing criteria with respect to the Platform.

With respect to servicing criteria 1122(d)(4)(xi) and 1122(d)(4)(xii), the Company performs applicable activities covered by these criteria, with respect to the Platform, except the Company has engaged various vendors to perform certain tax payment activities. Such vendors have provided separate Regulation AB Item 1122 management assessments and attestations for such activities.

With respect to applicable servicing criterion 1122(d)(4)(iii), there were no activities performed during the year ended December 31, 2016 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.

With respect to servicing criteria 1122(d)(1)(i), 1122(d)(3)(i)(A), 1122(d)(4)(i), and 1122(d)(4)(vi), the Company has engaged various vendors to perform the activities required by these servicing criteria. The Company’s management has determined that none of these vendors is considered a “servicer” as defined in Item 1101(j) of Regulation AB, and the Company’s management has elected to take responsibility for assessing compliance with the servicing criteria applicable to each vendor as permitted by the SEC’s Compliance and Disclosure Interpretation (“C&DI”) 200.06, Vendors Engaged by Servicers (C&DI 200.06) (formerly SEC Manual of Publicly Available Telephone Interpretations 17.06). The Company has policies and procedures in place designed to provide reasonable assurance that the vendors’ activities comply in all material respects with the servicing criteria applicable to each vendor. The Company’s management is solely responsible for determining that it meets the SEC requirements to apply C&DI 200.06 for the vendors and related criteria.

The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2016. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in paragraph (d) of Item 1122 of Regulation AB. Based on such assessment, management believes that, as of and for the year ended December 31, 2016, the Company has complied in all material respects with the servicing criteria set forth in Item 1122(d) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the Platform.

Client Solutions 1-800-326-1334 8:00 am to 6:00 pm Eastern Time M – F Fax 704 -715-0034 or commercial.servicing@wellsfargo.com	Together we’ll go far

KPMG LLP, an independent registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2016.

February 27, 2017

/s/ Daniel E. Bober
Daniel E. Bober
Executive Vice President
Commercial Mortgage Servicing
Wells Fargo Bank, National Association

APPENDIX A

COMMERCIAL MORTGAGE POOLS AND OTHER STRUCTURES

(Pearlmark) Prep Investment	ALTSHULER & FORETHOUGHT	BAMLL 2015-ASTR
Advisors WH	WAREHOUSE
BAMLL 2015-HAUL
1166 AVENUE OF AMERICAS	AMERICOLD 2010-ART
2005-C6		BAMLL 2016-ASHF-SPECIAL
	AOA 2015-1177	SERVIC
1166 AVENUE OF THE
AMERICAS 2002-C5	ARCHETYPE & BARCLAYS	BAMLL 2016-ISQR
REPO
1211 Avenue of the Americas 2015-		BAMLL 2016-SS1
1211	Aviva Life & Pensions UK Limited
	WH	BANC OF AMERICA COMM MTG
1345 Aveneu of the Americas Park		2005-6
Ave FB 2005-1	BACM 2016-UBS10
BANC OF AMERICA COMM MTG
1345FB2005 (COMPANION)	BACM2007-1	2006-1

2001-CMLB-1	BA-FUNB 2001-3	BANC OF AMERICA COMM MTG
2006-2
225 LIBERTY STREET TRUST	BALDR SHERWOOD FUND WH
2016-225L		BANC OF AMERICA COMM MTG
	BAMLL 2013-DSNY	2006-5
225 LIBERTY STREET TRUST
2016-225L Companion	BAMLL 2013-WBRK	BANC OF AMERICA COMM MTG
2007-3
3 WORLD TRADE CENTER 2014	BAMLL 2014 - FL1
BANCORP 2016 CRE1
7 WORLD TRADE CENTER 2012-	BAMLL 2014-520M
WTC		BANCORP 2016 CRE1
	BAMLL 2014-8SPR	COMPANION
7 WORLD TRADE CENTER 2012-
WTC COMPANION	BAMLL 2014-FL1 COMPANION	BANCORP BANK WAREHOUSE

A10 2013-1 BACK UP SERVICER	BAMLL 2014-ICTS	BANK OF AMERICA
WAREHOUSE
ACCOR MEZZ WAREHOUSE	BAMLL 2014-INLD
BANK OF NEW YORK MELLON
ACM 2016-1	BAMLL 2014-INLD MZ B
BARCLAYS WAREHOUSE
ACM TRAFFORD V LLC	BAMLL 2014-IP
WAREHOUSE		BASIS RE CAPITAL II (REPO)
BAMLL 2015-200P
ACRE 2013-FL1		BB 2013-TYSN
BAMLL 2015-ASHF
ACRE 2014-FL2		BB&T WAREHOUSE
BAMLL 2015-ASHF MZ A
AG MIT CREL (ANGELO		BBCMS 2014-BXO
GORDON ENTITY) REPO	BAMLL 2015-ASHF MZ B
BBCMS 2015-MSQ
ALL STATE_PPG
(PARTICIPATION)

BBCMS 2015-MSQ COMPANION	BSC03PWR2	BSCM06TOP22

BBCMS 2015-SLP	BSC04PWR3	BSCM06TOP24

BBCMS 2015-SLP MZ A	BSC04PWR4	BSCM07TOP26

BBCMS 2016-ETC	BSC04PWR5	BSCM07TOP28

BBCMS 2016-ETC	BSC04PWR6	BSCM07TOP28 (COMPANION)
COMPANION		1_BALDEAGLE
BSC05PWR10
BBCRE 2015-GTP		BSCM07TOP28 (COMPANION)
	BSC05PWR7	2_STARWOOD
BBSG 2016-MRP
	BSC05PWR8	BSCMS05TOP20
BB-UBS 2012-SHOW
	BSC05PWR9	BSCMS05TOP20 (COMPANION)
BB-UBS 2012-TFT		1_NYLIFE
BSC06PWR11
BEAR 1999-C1		BSCMS05TOP20 (COMPANION)
	BSC06PWR12	2_HARTFORDLIFE
BELVEDERE CAPITAL
WAREHOUSE	BSC06PWR13	BSCMS05TOP20 (COMPANION)
3_METLIFE
BERRY ENTERPRISES	BSC06PWR14
WAREHOUSE		BSCMS05TOP20
	BSC07PWR15	(COMPANION)_LANDESBANK
BHMS 2014-ATLS
	BSC07PWR16	BUCHANAN FUND V
BLACKSTONE (BRE/MWT)
	BSC07PWR17	BUCHANAN MORTGAGE
BLCP 2014-CLRN		CAPITAL
BSC07PWR18
BMC MORTGAGES VI		BWAY 2013-1515
BSC99WF2
BRIGADE CAPITAL MGMT		BWAY 2015-1740
WAREHOUSE	BSCM02TOP8
BXHTL 2015-DRMZ MZ B
BROE WAREHOUSE	BSCM03TOP10
BXHTL 2015-JWRZ
BS01TOP2	BSCM03TOP12
CANTOR CRE LENDING LP
BSB06001	BSCM04TOP14
CANTOR REPO WITH MET LIFE
BSC00WF2	BSCM04TOP16
CAPITAL LEASE WAREHOUSE-
BSC01TP4	BSCM05TOP18	398 & 526

BSC02TP6	BSCM05TOP20 (NONPOOLED)	CAPITAL SOURCE RELT 2006-A

CAPITAL TRUST, INC

CAPLEASE CDO 2005-1	CGCMT 2014-GC21	CHASE-FUNB 1999-1

CBA-MEZZANINE CAPITAL	CGCMT 2014-GC21 COMPANION	CIBC
FINANCE,
	CGCMT 2014-GC25	CITIGROUP 2005 C3
CD 2006-CD2
	CGCMT 2015-101A	CITIGROUP 2006 C5
CD 2006-CD3
	CGCMT 2015-GC27	CITIGROUP 2006-FL2
CD 2007-CD4		COMPANION
CGCMT 2015-GC27 COMPANION
CD 2007-CD4 COMPANION		CITIGROUP 2007-C6
CGCMT 2015-GC31
CD 2007-CD5		CITIGROUP 2007-C6
	CGCMT 2015-GC31 COMPANION	(COMPANION)
CD 2016 CD2
	CGCMT 2015-GC33	CITIGROUP 2012-GC8
CD 2016-CD2 COMPANION
	CGCMT 2015-GC33 COMPANION	CITIGROUP 2012-GC8
CFCRE 2015-RUM		COMPANION
CGCMT 2015-P1
CFCRE 2016-C3		CITIGROUP 2013-375P
CGCMT 2015-P1 COMPANION
CFCRE 2016-C3 COMPANION		CITIGROUP 2013-375P
	CGCMT 2015-SSHP	COMPANION
CFCRE 2016-C4
	CGCMT 2016-C1	CITIGROUP 2013-GCJ11
CFCRE 2016-C6
	CGCMT 2016-GC36-SPECIAL	CITIGROUP 2013-SMP
CFCRE 2016-C6 COMPANION	SERVIC
CITIGROUP CMT 2004 C1
CG FUNDING I LLC	CGCMT 2016-GC37
CITIGROUP GLOBAL MARKETS
CG FUNDING II LLC	CGCMT 2016-P3	REALTY CORP

CGBAM 2014-HD	CGCMT 2016-P4	CITIGROUP UK WAREHOUSE

CGBAM 2014-HD COMPANION	CGCMT 2016-P4 COMPANION	CITY CENTER 2011-CCHP

CGCMT 2013-GC15	CGRBS 2013-VNO5TH	CITY CENTER 2011-CCHP
COMPANION
CGCMT 2013-GC17	CGWF 2013-RKWH
CLAROS MORTGAGE TRUST
CGCMT 2014-388G	CGWF 2013-RKWH COMPANION	WAREHOUSE

CGCMT 2014-GC19	CHASE 1999-2	CLI INSURANCE SERVICING

CGCMT 2014-GC19 COMPANION	CHASE 2000-3	CLMT 2016-CLNE

CMAT 1999 C1

CMTG/CN MORTGAGE REIT LLC	COMM 2013-FL3 COMPANION	COMM 2014-UBS5
(MA
	COMM 2013-SFS	COMM 2014-UBS5 COMPANION
COBALT 2006-C1
	COMM 2013-THL	COMM 2015 -3BP
COBALT 2007- C3
	COMM 2013-WWP	COMM 2015 CCRE25
COBALT 2007- C3 COMPANION		COMPANION
COMM 2013-WWP COMPANION
COBALT 2007-C2		COMM 2015-3BP MEZZ
COMM 2014-277P
COBALT 2007-C2 COMPANION		COMM 2015-CCRE22
COMM 2014-BBG
COLONY CDCFIV		COMM 2015-CCRE22
WAREHOUSE	COMM 2014-CCRE14	COMPANION

COLONY COLFINNOMA	COMM 2014-CCRE14	COMM 2015-CCRE23
WAREHOUSE
	COMPANION	COMM 2015-CCRE23
COMM 2009-K3		COMPANION
COMM 2014-CCRE15 PRIMARY
COMM 2009-K4 PRIMARY		COMM 2015-CCRE24
COMM 2014-CCRE20
COMM 2010-C1		COMM 2015-CCRE24
	COMM 2014-CCRE20	COMPANION
COMM 2012-9W57	COMPANION
COMM 2015-CCRE25
COMM 2012-CCRE1	COMM 2014-FL4
COMM 2015-CCRE26
COMM 2012-CCRE2	COMM 2014-FL4 COMPANION
COMM 2015-CCRE26
COMM 2012-CCRE3	COMM 2014-FL5	COMPANION

COMM 2012-CCRE4	COMM 2014-KYO	COMM 2015-LC23

COMM 2012-LC4	COMM 2014-LC15	COMM 2015-LC23 COMPANION

COMM 2013-CCRE10	COMM 2014-LC15 COMPANION	COMM 2015-PC1

COMM 2013-CCRE10	COMM 2014-LC17	COMM 2015-PC1 COMPANION
COMPANION
	COMM 2014-LC17 COMPANION	COMM 2016-787S
COMM 2013-CCRE12
	COMM 2014-PAT	COMM 2016-787S
COMM 2013-CCRE13		COMPANION
COMM 2014-UB6 PRIMARY
COMM 2013-CCRE6	ONLY	COMM 2016-CCRE28

COMM 2013-CCRE6	COMM 2014-UBS3	COMM 2016-DC2
COMPANION
COMM 2014-UBS3 COMPANION

COMM 2016-DC2	CSFB 2006-C2	DEXIA REAL ESTATE
COMPANION		PORTFOLIO
CSFB94CFB1
COMM07FL14		DLJ 1998-CG1
CSMC 2014-USA
COMM07FL14 (COMPANION)		DLJ 1999-CG1
2_SOCIETE GENERAL	CSMC 2016-MFF
DLJ 1999-CG2
COMM07FL14 (NONPOOLED)	CSMC 2016-NXSR
DLJ 1999-CG3
COMMUNITY SOUTH BANK	CSMC 2016-NXSR
PORTFOLIO	COMPANION	DMARC 1998-C1

CONCORD REAL ESTATE CDO	DAVIS COMPANIES	DOLLAR GENERAL
2006-1 (CERITOS)	WAREHOUSE
ELLIOTT WAREHOUSE
CORE 2015- TEXW	DBCCRE 2014-ARCP
ENERGY PLAZA LEASE TRUST
CORE 2015-CALW	DBJPM 2016-C1	2002

CORE 2015-WEST	DBJPM 2016-C1 COMPANION	FG MANAGEMENT
(FGUSRED) WAREHOE
COUNTRYWIDE 2007-MF1	DBJPM 2016-SFC
FII F DEBT ACCT PTE LTD
CRE/AFS ESCROW ONLY LOANS	DBJPM 2016-SFC
	COMPANION	FIRST TENNESSEE BANK
CRESS 2008-1
CDO_PLAZAELSEGUNDO	DBUBS 2011- LC3	FIRSTKEY MASTER SELLER 1
LLC
CREST 2003-2	DBUBS 2011-LC1
FIVE MILE WAREHOUSE
CS FIRST BOSTON 1998 C2	DBUBS 2011-LC1 COMPANION
FIVE MILE WAREHOUSE (GS)
CSAIL 2015-C2	DBUBS 2011-LC2
FKL 2015-SFR1
CSAIL 2015-C2 COMPANION	DBWF 2015-LCM
FKL SELLER 1 LLC -WF REPO
CSAIL 2015-C4	DBWF 2015-LCM COMPANION
FNMA WORLD SAVINGS
CSAIL 2016-C7	DBWF 2016-85T
FORT CRE 2016-1
CSAIL 2016-C7 COMPANION	DBWF 2016-85T COMPANION
FORTRESS (CF TRANS HOLDCO
CSCMC 2007-C4	DELPHI CRE FUNDING (ACORE	LLC) WAREHOUSE
WAREHOUSE)
CSCMT 2007-C2		FORTRESS CREDIT CORP
	DESERT RIDGE MEZZ A	WAREHOUSE
CSCMT 2007-C3	WAREHOUSE
FORTRESS REPO WITH NATIXIS
CSF99C01	DEUTSCHE TRUST
	COMPANY LIMITED	FOUR TIMES SQUARE 2006 - 4TS

FOUR TIMES SQUARE 2006 - 4TS	FREMF 2012-K21 - PRIMARY	FREMF 2013-K33
COMPANION	ONLY
FREMF 2013-K34
FREDDIE MAC 2010 K-SCT	FREMF 2012-K22 (PRIMARY
	ONLY)	FREMF 2013-K35 (PRIMARY)
FREMF 2010-K6 PRIMARY ONLY
	FREMF 2012-K23	FREMF 2013-K712 PRIMARY
FREMF 2010-K7		ONLY
FREMF 2012-K501 - PRIMARY
FREMF 2010-K8	ONLY	FREMF 2013-KS01 PRIMARY

FREMF 2010-K9	FREMF 2012-K705 - PRIMARY	FREMF 2014 - K503-SPECIAL
	ONLY	SERV
FREMF 2011 K12 PRIMARY
ONLY	FREMF 2012-K706	FREMF 2014 K37 (PRIMARY)

FREMF 2011-K10 - PRIMARY	FREMF 2012-K707	FREMF 2014 K39 PRIMARY
ONLY
	FREMF 2012-K708	FREMF 2014 K715
FREMF 2011-K11
	FREMF 2012-K709 - PRIMARY	FREMF 2014 KS02
FREMF 2011-K13	ONLY
FREMF 2014-K36
FREMF 2011-K14 PRIMARY	FREMF 2012-K710 PRIMARY
ONLY	ONLY	FREMF 2014-K38 PRIMARY

FREMF 2011-K15	FREMF 2012-K711	FREMF 2014-K40

FREMF 2011-K16 - PRIMARY	FREMF 2012-KP01 PRIMARY	FREMF 2014-K41 (PRIMARY)
ONLY	ONLY
FREMF 2014-K714
FREMF 2011-K701	FREMF 2013 K28 (PRIMARY)
FREMF 2014-K716
FREMF 2011-K702	FREMF 2013 K29 (MASTER)
FREMF 2014-K717 PRIMARY
FREMF 2011-K703	FREMF 2013 K30 MASTER
FREMF 2014-KF04
FREMF 2011-K704	FREMF 2013 K32 PRIMARY
	ONLY	FREMF 2014-KF05
FREMF 2011-KAIV PRIMARY
ONLY	FREMF 2013 K713	FREMF 2014-KF06 PRIMARY

FREMF 2012 - K19 PRIMARY	FREMF 2013-K24 (PRIMARY	FREMF 2014-KX01 (PRIMARY)
ONLY	ONLY)
FREMF 2015 - K718
FREMF 2012-K17 PRIMARY AND	FREMF 2013-K25
SPECIAL		FREMF 2015-K1501 PRIMARY
FREMF 2013-K26
FREMF 2012-K18 - PRIMARY		FREMF 2015-K42
ONLY	FREMF 2013-K27

FREMF 2012-K20	FREMF 2013-K31

FREMF 2015-K43 (PRIMARY)	FREMF 2016 K54 (PRIMARY)	FREMF 2016 KP03
(PRIMARY)
FREMF 2015-K44	FREMF 2016 K55
FREMF 2016 KS06
FREMF 2015-K45	FREMF 2016 K56 (PRIMARY)
FREMF 2016 KS07
FREMF 2015-K46 PRIMARY	FREMF 2016 K57
FREMF 2016 KW01
FREMF 2015-K47	FREMF 2016 K722 (PRIMARY)
FREMF 2016 KX02
FREMF 2015-K48	FREMF 2016 KBAM	(PRIMARY)
(PRIMARY AND SPECIAL)
FREMF 2015-K49		FREMF 2016-K59
FREMF 2016 KC01 (PRIMARY
FREMF 2015-K50 (PRIMARY)	AND SPECIAL)	FREMF 2016-K60

FREMF 2015-K51	FREMF 2016 KF13	FREMF 2016-K723 (PRIMARY
	(PRIMARY)	AND SPECIAL)
FREMF 2015-K719
	FREMF 2016 KF14	FREMF 2016-KF16-SPECIAL
FREMF 2015-K720		SERVIC
FREMF 2016 KF15
FREMF 2015-K721		FREMF 2016-KF24
	FREMF 2016 KF17	(PRIMARY)
FREMF 2015-KF07 (PRIMARY)	(PRIMARY)
FREMF 2016-KF25
FREMF 2015-KF09 (PRIMARY)	FREMF 2016 KF18 (PRIMARY	(PRIMARY)
AND SPECIAL)
FREMF 2015-KF10 (PRIMARY)		FREMF 2016-KJ04-SPECIAL
	FREMF 2016 KF19	SERVIC
FREMF 2015-KF11
	FREMF 2016 KF20 (PRIMARY	FREMF 2016-KJ07-SPECIAL
FREMF 2015-KF12	AND SPECIAL)	SERVIC

FREMF 2015-KJ01 (PRIMARY)	FREMF 2016 KF21	FREMF 2016-KJ09 (PRIMARY
	(PRIMARY)	AND SPECIAL)
FREMF 2015-KJ02
	FREMF 2016 KF23 (PRIMARY	FULB 1997 C2
FREMF 2015-KKA PRIMARY	AND SPECIAL)
FUNB 1999 C4
FREMF 2015-KP02 (PRIMARY)	FREMF 2016 KIR1
FUNB 2000 C1
FREMF 2015-KS03	FREMF 2016 KJ03 (PRIMARY
	AND SPECIAL)	FUNB 2000 C2
FREMF 2016 K504
	FREMF 2016 KJ05 (PRIMARY	FUNB 2001 C2
FREMF 2016 K52 (PRIMARY)	AND SPECIAL)
FUNB 2001 C2 B NOTES
FREMF 2016 K53	FREMF 2016 KJ08 (PRIMARY
	AND SPECIAL)	FUNB 2001 C3

FUNB 2001 C3 B NOTES	GOLDMAN SACHS 2005-ROCK	GSMS 2012-BWTR

FUNB 2001 C4	GOLDMAN SACHS UK	GSMS 2012-GCJ7
WAREHOUSE
FUNB/CHASE 1999 C2		GSMS 2012-GCJ7 COMPANION
GOLDMAN SACHS WAREHOUSE
FUNB99C1		GSMS 2012-GCJ9
GRACE 2014-GRCE
FUNB-BA 2001 C1		GSMS 2012-SHOP
GRAND PACIFIC BUSINESS
GAHR 2015-NRF	LOAN TRUST 2005-1	GSMS 2012-TMSQ

GCCP H-1, LLC (GROSSMAN)	GREENWICH CAPITAL	GSMS 2013-GC10
FINANCIAL PRODUCTS INC
GE 2002 C2		GSMS 2013-GC13
GREENWICH CCFC 05 GG5
GE 2006 C1	(COMPANION)	GSMS 2013-GCJ12

GECC 2001-3	GREENWICH CCFC 2002 C1	GSMS 2013-GCJ14

GECC 2002-1	GREENWICH CCFC 2003-C1	GSMS 2013-GCJ16

GECC 2002-3	GREENWICH CCFC 2003-C2	GSMS 2013-KING

GECMC 2004 C2	GREENWICH CCFC 2004-GG1	GSMS 2014-GC18

GECMC 2007-C1	GREENWICH CCFC 2005-GG5	GSMS 2014-GC22

GEMINI ALTO CENTERVILLE	GREENWICH CCFC 2007-GG11	GSMS 2014-GC22 COMPANION
WAREHOUSE
	GREENWICH CCFC 2007-GG11	GSMS 2014-GC26
GERMAN AMERICAN CAPITAL	COMPANION
CORPORATION WARE		GSMS 2015-590M
GREENWICH CCFC 2007-GG9
GOLDMAN 2006-GG6		GSMS 2015-590M COMPANION
GREENWICH CCFC 2007-GG9
GOLDMAN 2006-GG6	COMPANION	GSMS 2015-GC28
COMPANIONS
	GS COMMERCIAL REAL	GSMS 2015-GC34
GOLDMAN 2006-GG8	ESTATE WAREHOUSE
GSMS 2015-GC34 COMPANION
GOLDMAN 2006-GG8	GSMS 2010-C2
COMPANIONS		GSMS 2015-GS1
GSMS 2010-C2 COMPANION
GOLDMAN 2007-GG10		GSMS 2016 GS4
GSMS 2011-GC3
GOLDMAN 2007-GG10		GSMS 2016-GS4 COMPANION
COMPANION	GSMS 2011-GC5
GSMS 2016-RENT
GOLDMAN 2010-K5 - PRIMARY	GSMS 2011-GC5 COMPANION
ONLY
GSMS 2012-ALOHA

GSMS 2016-RENT	JLC WAREHOUSE IV LLC	JPMBB 2014-C25
COMPANION	(DEUTSCHE REPO)
JPMBB 2014-C25 COMPANION
GSMSC 2010-C1	JLC WH & MEZZ VI LLC
	(JEFFRIES REPO)	JPMBB 2015-C28
GSMSC 2010-C1 COMPANION
	JLC WH & MEZZ VI LLC PT2	JPMBB 2015-C28 COMPANION
GSMSC04GG2	(JEFFRIES REPO)
JPMBB 2015-C29
GSMSC04GG2 (COMPANION)	JP MORGAN CHASE
1_VARIABLELIFE		JPMBB 2015-C30
JPM 2012-CIBX COMPANION
HBST 2015-HBS		JPMBB 2015-C30 COMPANION
JPM06CIBC15
HILLCREST WAREHOUSE		JPMBB 2015-C32
JPM06CIBC17
HILTON 2016-HHV		JPMBB 2015-C32 COMPANION
JPM07CIBC19
HILTON 2016-HHV		JPMBB 2015-C33
COMPANION	JPM08C2
JPMBB 2015-C33 COMPANION
HILTON 2016-SFP	JPM2006LDP8
JPMBB 2016-C1
HUDSON YARDS 2016-10HY	JPM2007LDP12
JPMC 2001 CIBC3
HUDSON YARDS 2016-10HY	JPM6LDP9
COMPANI		JPMC 2002 C1
JPMBB 2013-C15
HYUNDAI INVESTMENTS		JPMC 2002 C2
(10HY MEZZ	JPMBB 2013-C15 COMPANION
JPMC 2002 CIBC5
ICBC -LIMITED LONDON	JPMBB 2013-C17
BRANCH UK WAREHOUSE		JPMC 2003 CIBC6
JPMBB 2013-C17 COMPANION
INLAND MORTGAGE CAPITAL		JPMC 2003 ML1
LLC WAREHOUSE	JPMBB 2014 - C21 COMPANION
JPMC 2003-C1
INLAND MORTGAGE LENDING	JPMBB 2014-C21
REPO		JPMC 2005-LDP2
JPMBB 2014-C22
IRVINE CORE OFFICE TRUST		JPMC 2006 FL2
2013-IRV	JPMBB 2014-C22 COMPANION
JPMC 2006 FL2 COMPANION
JEMB MADISON AVE LLC	JPMBB 2014-C23
(BASIS I - 292 MAD)		JPMC 2006-LDP7
JPMBB 2014-C23 COMPANION
JLC VII WAREHOUSE		JPMC 2006-LDP9
JPMBB 2014-C24
JLC WAREHOUSE I LLC		JPMC 2006-LDP9 COMPANION
JPMBB 2014-C24 COMPANION
JLC WAREHOUSE II LLC

JPMC 2011-PLSD	JPMCC 2016-NINE	LB UBS 2004 C1
COMPANION
JPMC 2012-CIBX		LB UBS 2004 C4
JPMDB 2016-C2
JPMC 2014-C20		LB UBS 2004 C6
JPMDB 2016-C2 COMPANION
JPMC 2014-C20 COMPANION		LB UBS 2004 C6 COMPANION
JPMDB 2016-C4
JPMC03LN1		LB UBS 2004 C7
JPMDB 2016-C4 COMPANION
JPMCC 2007-LDP10		LB UBS 2004 C8
KGS-ALPHA REAL ESTATE
JPMCC 2007-LDP10 COMPANION		LB UBS 2004 C8 COMPANION
KGS-ALPHA RECM WH REPO W/
JPMCC 2007-LDP11	CITIBANK	LB UBS 2005 C1

JPMCC 2007-LDP11 COMPANION	KIWOOM NONGHYUP	LB UBS 2005 C1 COMPANION
WAREHOUSE
JPMCC 2012-C6		LB UBS 2006-C4
LADDER CAPITAL LLC REPO
JPMCC 2013-C16		LB UBS 2006-C4 COMPANION
LADDER DEUTSCHE REPO
JPMCC 2013-C16 COMPANION		LB UBS 2006-C6
LADDER JPM REPO
JPMCC 2014-DSTY		LB UBS 2006-C7
LADDER MET LIFE REPO
JPMCC 2014-FL5		LB UBS 2006-C7 COMPANION
LADDER VI REIT
JPMCC 2014-FL5 COMPANION	WAREHOUSE	LB UBS 2007-C2 COMPANION

JPMCC 2015-COSMO	LADDER VI TRS	LB UBS 2008-C1
WAREHOUSE
JPMCC 2015-JP1		LB-UBS 2003 C5
LADDER WELLS FARGO REPO
JPMCC 2015-JP1 COMPANION		LB-UBS 2003-C1
LB 1998 C4
JPMCC 2016-ASH		LB-UBS 2003-C3
LB 1999 C1
JPMCC 2016-COSMO		LB-UBS 2005 C5
LB 1999 C2
JPMCC 2016-JP2		LB-UBS 2005 C7
LB UBS 2000 C5
JPMCC 2016-JP2 COMPANION		LB-UBS 2005-C7 COMPANION
LB UBS 2001 C3
JPMCC 2016-JP4		LB-UBS 2006 C1
LB UBS 2002 C2
JPMCC 2016-JP4 COMPANION		LB-UBS 2006 C1 COMPANION
LB UBS 2002 C7
JPMCC 2016-NINE		LB-UBS 2006 C3
LB UBS 2003 C8

LB-UBS 2006-C3 COMPANION	LIBREMAX WAREHOUSE	MEZZ CAP 2004-C2

LB-UBS 2006-C6 COMPANION	LOANCORE (JEFFERIES)	MEZZ CAP 2005-C3
WAREHOUSE
LB-UBS 2007-C2		MEZZ CAP 2006-C4
LOGISTICS UK 2015-PLC
LB-UBS 2007-C6		MEZZ CAP 2007-C5
LONE STAR REPO WITH WELLS
LB-UBS 2007-C6 COMPANION	FARGO	MEZZ CAP LLC (FKA CBA
MEZZ)
LB-UBS 2007-C7	LONESTAR (RELIUS)
	WAREHOUSE 2013	MEZZ CAP REIT I, INC
LBUBS05C2
	LONESTAR REPO WITH CB	MFF MEZZANINE
LBUBS05C3
	LSTAR 2015-3	MKP CREDIT MASTER FUND
LBUBS05C3 (COMPANION)		MEZZANINE
1_SORINRE	LSTAR 2016-4
MKP CREDIT MASTER FUND
LBUBS05C3 (SENIOR MEZZ)	LSTAR I LLC REPO	WAREHOUSE
1_METLIFE
	LSTAR II LLC (CITIREPO)	ML 1997-C2
LBUBS05C3 (SENIOR MEZZ)
2_ING	LVS II SPE III LLC (AFFILIATE	ML 1998-C3
OF PIMCO)
LBUBS05C3 (SENIOR MEZZ)		ML-CFC 2006-1
3_LRP	MAIDEN 2008-1
ML-CFC 2006-2
LBUBS05C3 (SENIOR MEZZ)	MARATHON REAL ESTATE CDO
4_AIBDEBT	2006-1	MLCFC 2007 C7

LBUBS05C3 (SENIOR MEZZ)	MC FIVE MILE SPE B LLC	ML-CFC 2007-6
5_BAYERISCHE	(COLUMN REPO)
ML-CFC 2007-7
LBUBS2005C2 COMPANION	MDC01TP5
ML-CFC 2007-7 COMPANION
LBUBS2005C3 COMPANION	MDC02TP7
MLCFC06-4
LCCM 2014-909	MERRILL LYNCH 1996 C2
MLCFC07-5
LCCM2013GCP	MERRILL LYNCH 1998 C2
MLCFC07-5
LCF UBS BANK REPO	MERRILL LYNCH 2008-C1	(COMPANION)_LEXINGTON

LCRT HOLDINGS LLC	METLIFE EUROPE LIMITED UK	MLCFC07-6
WAREHOUSE	WAREHOUSE
MLCFC07-6
LEHMAN BROTHERS	METROPOLITAN LIFE INS CO	(COMPANION)_ASTAR
WAREHOUSE	UK WH
MLCFC07-8
LEHMAN-UBS 2005 C5	MEZZ CAP 2004-C1
COMPANION

MLCFC07-9	MS06TOP23	MSBAM 2015-C23

MLFT 2006-1	MS06TOP23	MSBAM 2015-C23 COMPANION
(COMPANION)_LANDESBANK
MLFT 2006-1		MSBAM 2015-C24
(COMPANION)_CAPTRUST	MS07TOP25
MSBAM 2015-C24 COMPANION
MLMT 2002 MW1	MS07TOP27
MSBAM 2015-C25
MLMT 2005-CKI1	MS07TOP27 AW34
	(NONPOOLED)	MSBAM 2015-C25 COMPANION
MLMT 2006-C2
	MS08TOP29	MSBAM 2015-C26
MLMT06C1
	MS2000PRIN	MSBAM 2015-C27
MLMT07C1
	MSBAM 2013-C11	MSBAM 2015-C27 COMPANION
MORGAN GUARANTY TRUST
CO. OF NY	MSBAM 2013-C11 COMPANION	MSBAM 2016-C28

MORGAN STANLEY	MSBAM 2013-C12	MSBAM 2016-C28
COMPANION
MORGAN STANLEY 2007 IQ14	MSBAM 2013-C12 COMPANION
MSBAM 2016-C29
MORGAN STANLEY 2007-HQ13	MSBAM 2013-C13
MSBAM 2016-C30
MORGAN STANLEY 2007-HQ13	MSBAM 2013-C8
COMPANION		MSBAM 2016-C30
	MSBAM 2013-C8 COMPANION	COMPANION
MORGAN STANLEY 2011-C3
	MSBAM 2014-C14	MSBAM 2016-C31
MORGAN STANLEY BAML 2012-
C6	MSBAM 2014-C15	MSBAM 2016-C31
COMPANION
MORGAN STANLEY	MSBAM 2014-C15 COMPANION
WAREHOUSE		MSBAM 2016-C32
MSBAM 2014-C16
MS01TOP1		MSC 2014-CPT
MSBAM 2014-C17
MS03TOP11		MSC 2014-MP
MSBAM 2014-C18
MS04TOP13		MSC 2015-420
MSBAM 2014-C19
MS04TOP15		MSC 2015-420 COMPANION
MSBAM 2014-C19 COMPANION
MS05TOP17		MSC 2016-BNK2
MSBAM 2015-C22
MS05TOP19		MSC 2016-BNK2
	MSBAM 2015-C22 COMPANION	COMPANION
MS06TOP21

MSC04HQ4	MSCI06HQ9	NORTHSTAR DB LOAN NT-II
REPO
MSC05HQ6	MSCI06TOP21 (NONPOOLED)
NORTHSTAR WAREHOUSE
MSC05HQ6	MSCI2007IQ16
(COMPANION)_PRUDENTIAL		NORTHSTAR-CITI REPO
	MSD01TP3	WAREHOUSE
MSC05HQ7
	MSDW03HQ2	NORTHSTAR-DB REPO
MSC06HQ10		WAREHOUSE (NRFC)
MSDW03TOP9
MSC06IQ11		NORTHSTAR-DB REPO
	MSDWMC OWNER TRUST 2000-	WAREHOUSE (NSINCOME)
MSC07HQ12	F1
NS INCOME REIT HOLDINGS
MSC07HQ12 (COMPANION)	MSFMSFF WH	LLC WH
1_CIT
	MSJP 2015-HAUL	NS RE INCOME OPERATING
MSC07HQ12 (COMPANION)		PARTNESHIP II, LP
2_DEUTSCHEAG	MUFG UNION BANK
	WAREHOUSE	NSTAR (MS LOAN NT-I, LLC) MS
MSC07IQ13		REPO
NATIXIS WAREHOUSE
MSC07IQ14		NSTAR (MS LOAN NT-II, LLC)
	NBS REAL ESTATE CAPITAL	MS REPO
MSC07IQ16	WAREHOUSE
NXT CAPITAL FUNDING II, LLC
MSC98WF2	NLY 2014-FL1
OBP DEPOSITOR, LLC TRUST
MSC99WF1	NORTEL NETWORKS TRUST	2010-OBP
2001-1
MSCBB 2016-MART		OCH ZIFF CG FUNDING I LLC
NORTHSTAR (CB LOAN NT-
MSCBB 2016-MART	II,LLC) CB REPO	OCH ZIFF CG FUNDING II
COMPANION		LLC
NORTHSTAR (IVERNESS
MSCI 2016-PSQ	HOTEL SLNT-II) REPO	OMEGA WAREHOUSE

MSCI03IQ6	NORTHSTAR (NS HEALTHCARE	ONE LINCOLN 2004-C3
PT 2) WAREHOUSE
MSCI04HQ3		ONE WEST BANK REPO
NORTHSTAR 2013-1 (CLO)
MSCI04IQ7		ONE WILLIAM STREET CAP
	NORTHSTAR 2016-1	MASTER FUND WH
MSCI04IQ8
	NORTHSTAR CDO IX PRIMARY	OREI MEZZ II OHANA
MSCI05IQ9	(MEMORIAL MALL)	WAREHOUSE

MSCI06HQ8	NORTHSTAR CDO VI	OWS ABS MASTER FUND II, LP

	NORTHSTAR CDO VIII	OWS BACF SPV LLC (OWS WH)

OWS BCA FUNDING	PRIME AND METLIFE REPO	RECM NUVEEN
WAREHOUSE
	PRIME FINANCE PARTNERS II,	RECM WFFL SELF STORAGE
OWS CF II SPV LLC	L.P.
WAREHOUSE		REGIONS BANK WAREHOUSE
PRIME FINANCE PARTNERS III,
OWS CF III WAREHOUSE	LP	REMIC ASSET HOLDINGS
WAREHOUSE
OWS CF SUB I WAREHOUSE	PRIME REPO WITH METLIFE
RESOURCE (RCC REAL ESTATE
OWS COF I MASTER WH	PRIME REPO WITH U.S. BANK	SPE

OWS CREDIT OPPORTUNITY I	PROPHET WAREHOUSE	RESOURCE 2013-CRE1
WH
	PROSIRIS WAREHOUSE	RESOURCE 2014-CRE2
OWS I ACQUISITIONS, LLC WH
	PSBAMHERST FINANCE	RESOURCE CAPITAL CORP.
OXFORD PROPERTIES	CONSTRUCTION WH	WAREHOUSE
WAREHOUSE
	QCMT13QC	RESOURCE CAPITAL REPO
OXFORD PROPERTIES		WAREHOUSE
WAREHOUSE 2	QUADRANT MEZZANINE
	WAREHOUSE	RESOURCE REAL ESTATE
PCMT03PWR1		FUNDING CDO 2006-1
RAITH RE FUND I LP
PCT 2016-PLSD	WAREHOUSE	RESOURCE REF CDO 2007-1

PEOPLE’S UNITED BANK_COLE	RAITH WAREHOUSE	RESOURCES REPO WITH DB
MT AND PPG (PA
	RAMSFIELD (CVI ESJ LLC )	RIALTO REPO W/ GS
PFP 2015-2	WAREH
RIALTO REPO WITH WF
PFP II SUB I, LLC	RAYMOND JAMES BANK
RIALTO WAREHOUSE 2013
PFP III 2014-1	RBS CITIZENS
RIVER MARKET BROE
PFP III SUB I, LLC	RBSCF 2013-GSP	WAREHOUSE

PILLAR FUNDING (COLUMN	RBSCF 2013-SMV	RLJ III - FINANCE HOLDINGS,
FINANCIAL REPO)		LLC
RCP SUB WF REPO
PILLAR FUNDING LLC		RMF SUB 4 LLC (CITIREPO)
WAREHOUSE	RECM AND COMPASS (KR
	OFFICE 2)	RMF SUB LLC WF REPO
PIMCO (GCCU I LLC)
	RECM FANNIE MAE II	RMF SUB2 LLC (RIALTO REPO)
PIMCO (TOCU I LLC)
	RECM FANNIE MAE TRANSFER	ROC DEBT STRATEGIES II
PNC BANK		MORGAN
RECM GUGGENHEIM
PREDF WAREHOUSE		ROC DEBT STRATEGY FUND
MANAGER LLC

ROCKINCOME WAREHOUSE	SOCIETE GENERALE	TISHMAN TFO II LLC
	WAREHOUSE	WAREHOUSE
ROCKWOOD (375 PARK)
WAREHOUSE	SOUND MARK HORIZONS FUND	TMSQ 2014-1500
LP WAREHOUSE
ROCKWOOD CAPITAL, LLC		TOCU II LLC (PIMCO ENTITY)
(NORTHROCK)	SOVEREIGN BANK NA
TRIANGLE (NORTHSIDE-
RSO 2015-CRE3	SPREF WH I LLC (DEUTSCHE	ROSSER DEB
REPO)
RSO 2015-CRE3 COMPANION		TRIANGLE (NORTHSIDE-
	SPREF WH II WF REPO	ROSSER DEBT HOLDING)
RSO 2015-CRE4
	SPREF WH III (SILVERPEAK)	TRIANGLE WAREHOUSE
RSO 2015-CRE4 (COMPANION)	COLUMN REPO
TRT LENDING REPO
SAPIR ORGANIZATION(1009	SRE FW MEZZ WAREHOUSE	WAREHOUSE
5TH AV	(RIDGMAR MEZZ)
TRT LENDING SUBSIDIARY II
SAS WAREHOUSE 2013 (H2)	SRPT 2014-STAR	LLC WAREHOUSE

SBL 2015-KIND	STARWOOD SUB 14 REPO	TRT LENDING SUBSIDIARY LLC

SBL 2016-KIND	STARWOOD CITI REPO SUB 6	TRU TRUST 2016-TOYS

SCG 2013-SRP1	STARWOOD MORT FUNDING-	TUEBOR WAREHOUSE
	MORGAN STANLEY REP	(LADDER)
SEER CAPITAL MANAGEMENT
LP	STARWOOD MORTGAGE	UBS 2012-C1
CAPITAL WAREHOUSE
SFAVE 2015-5AVE		UBS WAREHOUSE
STARWOOD MORTGAGE
SGCMS 2016-C5	FUNDING V LL	UBS-BARCLAYS 2012-C2

SGCMS 2016-C5 COMPANION	STARWOOD PROPERTY	UBS-BARCLAYS 2012-C4
MORTGAGE LLC WAREHOUSE
SHELTER OPPORTUNITIES		UBS-CITIGROUP 2011-C1
WAREHOUSE	STARWOOD PROPERTY
	MORTGAGE SUB-2, L.L.C.	UCB07-1
SILVERPEAK RE FINANCE LLC
WAREHOUSE	STRATEGIC LAND JOINT	UNION BANK
VENTURE 2
SINGERMAN (RIDGMAR MEZZ		US BANK NA
LOAN)	SUMITOMO WAREHOUSE
	TD BANK	VALSTONE WAREHOUSE
SL GREEN - JPM REPO
	TEACHERS INSURANCE &	VDNO 2013-PENN
SL GREEN REALTY	ANNUITY ASSOCIATION
CORP/GRAMERCY		VERTICAL CRE CDO
TIAA 2007-C4
SL GREEN WAREHOUSE		VNO 2012-6AVE
TIMES SQUARE HOTEL TRUST

VORNADO DP LLC 2010-VNO	WACHOVIA 2006 WHALE 7 NON	WACHOVIA 2007-WHALE 8
TRUST
VORNADO REALTY L.P.		WACHOVIA 2007-WHALE 8 NON
WAREHOUSE	WACHOVIA 2006-C23	TRUST

WACHOVIA 2002 C2	WACHOVIA 2006-C24	WACHOVIA GENERAL
PARTICIPANT
WACHOVIA 2003 C3	WACHOVIA 2006-C25
WACHOVIA RED - TAX CREDIT
WACHOVIA 2003-C4	WACHOVIA 2006-C25
	(COMPANION)	WACHOVIA STRUCTURED
WACHOVIA 2003-C5		FINANCE
WACHOVIA 2006-C26
WACHOVIA 2003-C6		WACHOVIA STRUCTURED
	WACHOVIA 2006-C27	FINANCE
WACHOVIA 2003-C7
	WACHOVIA 2006-C27 -	WASHINGTON SUB, LLC
WACHOVIA 2003-C9	COMPANION
WELLS FARGO BANK-
WACHOVIA 2004 C10	WACHOVIA 2006-C28	PARTICIPATION

WACHOVIA 2004 C11	WACHOVIA 2006-C29	WELLS FARGO IMMG

WACHOVIA 2004 C14	WACHOVIA 2006-C29	WEST RIVER WAREHOUSE
COMPANION
WACHOVIA 2004 C15		WESTERN ALLIANCE BANK
	WACHOVIA 2006-WHALE 7	WAREHOUSE
WACHOVIA 2004-C11
(COMPANION)	WACHOVIA 2007-C30	WESTIN ST FRANCIS MEZZ
(MORGAN STANLEY)
WACHOVIA 2004-C12	WACHOVIA 2007-C30
	COMPANION	WESTIN TIME SQUARE
WACHOVIA 2005 C17		MEZZANINE
WACHOVIA 2007-C31
WACHOVIA 2005-C16		WESTIN TIME SQUARE
	WACHOVIA 2007-C31	MEZZANINE 2
WACHOVIA 2005-C18	COMPANION
WFB - BRIDGE LOANS
WACHOVIA 2005-C19	WACHOVIA 2007-C32
WFB - CORPORATE NET
WACHOVIA 2005-C20	WACHOVIA 2007-C32	LEASE
COMPANION
WACHOVIA 2005-C21		WFB - HELD FOR SALE
WACHOVIA 2007-C33
WACHOVIA 2005-C21		WFB - PORTFOLIO
(COMPANION)	WACHOVIA 2007-C33
	COMPANION	WFB - PORTFOLIO SLAM
WACHOVIA 2005-C22
	WACHOVIA 2007-C34	WFB - WFRF MCDONALDS

	WACHOVIA 2007-C34	WFB - WFRF PORTFOLIO
COMPANION

WFBCREAM	WFCM 2015-LC20 COMPANION	WFCM 2016-LC24

WFBNA ITF CITIBANK NA	WFCM 2015-LC22	WFCM 2016-LC24
COMPANION
WFCM 2012-LC5	WFCM 2015-NXS1
WFCM 2016-LC25
WFCM 2013-120B	WFCM 2015-NXS1 COMPANION
WFCM 2016-LC25
WFCM 2013-BTC	WFCM 2015-NXS2	COMPANION

WFCM 2013-LC12	WFCM 2015-NXS2 COMPANION	WFCM 2016-NXS5

WFCM 2013-LC12 COMPANION	WFCM 2015-NXS3	WFCM 2016-NXS6

WFCM 2014- LC18 COMPANION	WFCM 2015-NXS3 COMPANION	WFCM 2016-NXS6
COMPANION
WFCM 2014-LC16	WFCM 2015-NXS4
WFCM WAREHOUSE
WFCM 2014-LC16 COMPANION	WFCM 2015-P2
WFCM10C1
WFCM 2014-LC18	WFCM 2015-SG1
WFCM10C1
WFCM 2014-TISH	WFCM 2015-SG1 COMPANION	(PARTICIPATION)_BASIS

WFCM 2015- P2 COMPANION	WFCM 2016-BNK1	WFLD 2014-MONT

WFCM 2015-BXRP	WFCM 2016-BNK1	WFRBS 2011-C3
COMPANION
WFCM 2015-C26		WFRBS 2011-C5
WFCM 2016-C32
WFCM 2015-C27		WFRBS 2012-C10
WFCM 2016-C33
WFCM 2015-C28		WFRBS 2012-C6
WFCM 2016-C34
WFCM 2015-C28 COMPANION		WFRBS 2012-C7
WFCM 2016-C34 COMPANION
WFCM 2015-C29		WFRBS 2012-C8
WFCM 2016-C35
WFCM 2015-C29 COMPANION		WFRBS 2012-C9
WFCM 2016-C35 COMPANION
WFCM 2015-C30		WFRBS 2013 - C17 COMPANION
WFCM 2016-C36
WFCM 2015-C30 COMPANION		WFRBS 2013-C11
WFCM 2016-C36 COMPANION
WFCM 2015-C31		WFRBS 2013-C12
WFCM 2016-C37
WFCM 2015-C31 COMPANION		WFRBS 2013-C13
WFCM 2016-C37 COMPANION
WFCM 2015-LC20		WFRBS 2013-C14

WFRBS 2013-C15	WFRBS11C4
(COMPANION)_LIBERTYLIFE
WFRBS 2013-C15 COMPANION
WORLD SAVINGS
WFRBS 2013-C16
YELLOW BRICK REAL ESTATE
WFRBS 2013-C16 COMPANION	CAPITAL I, LLC

WFRBS 2013-C17

WFRBS 2013-C18

WFRBS 2013-UBS1

WFRBS 2014-C19 COMPANION

WFRBS 2014-C19W

WFRBS 2014-C20

WFRBS 2014-C21

WFRBS 2014-C21 COMPANION

WFRBS 2014-C22

WFRBS 2014-C22 COMPANION

WFRBS 2014-C23

WFRBS 2014-C23 COMPANION

WFRBS 2014-C24

WFRBS 2014-C24 COMPANION

WFRBS 2014-C25

WFRBS 2014-C25 COMPANION

WFRBS 2014-LC14

WFRBS11C2

WFRBS11C2
(PARTICIPATION)_WEST RIVER

WFRBS11C4

APPENDIX B

APPLICABLE SERVICING CRITERIA WITH RESPECT TO COMMERCIAL LOANS

(THE PLATFORM)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is The Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.				X
1122(d)(1)(iv)	A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.	X
1122(d)(1)(v)	Aggregation of information, as applicable, is mathematically accurate and the information conveyed accurately reflects the information.	X
Cash Collection and Administration

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(i)	Payments on pool assets are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X
1122(d)(2)(iii)	Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.	X
1122(d)(2)(iv)	The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.	X
1122(d)(2)(v)	Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(2)(vii)	Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.	X
Investor Remittances and Reporting
1122(d)(3)(i) (A)	Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements;	X	X
1122(d)(3)(i)(B)	(B) provide information calculated in accordance with the terms specified in the transaction agreements;				X
1122(d)(3)(i)(C)	(C) are filed with the Commission as required by its rules and regulations;				X
1122(d)(3)(i)(D)	(D) agree with investors’ or the trustee’s records				X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.				X
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreement				X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.				X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreement or related mortgage loan documents.	X	X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreement.	X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	X(1)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company
1122(d)(4)(iv)	Payments on pool assets, including any payoffs, made in accordance with the related [pool asset] documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.	X
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	X
1122(d)(4)(vi)	Changes with respect to the terms or status of an obligor’s pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.	X	X
1122(d)(4)(vii)	Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.	X
1122(d)(4)(viii)	Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period	X

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related mortgage loan documents.	X
1122(d)(4)(x)(A)	Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements	X
1122(d)(4)(x)(B)	(B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws;	X
1122(d)(4)(x)(C)	(C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xi)	Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of	X		X(2)

SERVICING CRITERIA		APPLICABLE SERVICING CRITERIA		INAPPLICABLE SERVICING CRITERIA
Reference	Criteria	Performed Directly by the Company	Performed by Vendor(s) for which the Company is the Responsible Party	Performed by vendor(s) for which the Company is NOT the Responsible Party	NOT performed by the Company or by subservicer(s) or vendor(s) retained by the Company days specified in the transaction agreements.
1122(d)(4)(xii)	Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.	X		X(2)
1122(d)(4)(xiii)	Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the Servicer, or such other number of days specified in the transaction agreements.	X
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.				X

(1)	There were no activities performed during the year ended December 31, 2016 with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.
(2)	The vendors, CoreLogic, Inc. and National Tax Search, LLC, provided separate Reg. AB 1122(d) attestations for their tax payment activities as they relate to criteria 1122(d) (4) (xi) and (xii).